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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 21, 1999



                           DEVON ENERGY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



            Delaware                    001-30176              73-1567067
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)



     20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK               73102
         (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code: (405) 235-3611
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ITEM 5: OTHER EVENTS

     On September 21, 1999, Devon Energy Corporation, a Delaware corporation, ("Devon"), executed an underwriting agreement with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities, Inc., PaineWebber Incorporated, Bear, Stearns & Co. Inc. and Schroder & Co. Inc., as representatives of the several underwriters, pursuant to which Devon will issue up to 11,385,000 shares of its common stock, par value $.10 per share. The underwriting agreement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired:

        Not Applicable

(b) Unaudited Pro Forma Financial Information:

        Not Applicable

(c) Exhibits

        1.1 Underwriting Agreement dated September 21, 1999 by and among Devon Energy Corporation and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities, Inc., PaineWebber Incorporated, Bear, Stearns & Co. Inc. and Schroder & Co. Inc., as representatives of the several underwriters.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DEVON ENERGY CORPORATION

                                            /s/ Marian J. Moon
                                                Marian J. Moon, Secretary

Date: September 23, 1999
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                                 EXHIBIT INDEX

     1.1 Underwriting Agreement dated September 21, 1999 by and among Devon Energy Corporation and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities, Inc., PaineWebber Incorporated, Bear, Stearns & Co. Inc. and Schroder & Co. Inc., as representatives of the several underwriters.